SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 31, 2000


                               OBJECT DESIGN, INC.
             (Exact name of Registrant as specified in its charter)


     Delaware                           0-21041                   02-0424252
(State or other jurisdiction        (Commission File          (I.R.S. Employer
  of incorporation)                      Number)             Identification No.)


                  25 Mall Road, Burlington, Massachusetts 01803
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (781) 674-5000



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ITEM 5.  OTHER EVENTS.

         The Board of Directors and the stockholders of Object Design, Inc. have approved an amendment to the Company's certificate of incorporation to change the Company's name to "eXcelon Corporation." The name change is expected to become effective on or about January 31, 2000. In connection with the name change, and also expected to become effective on or about January 31, 2000, the trading symbol for the Company's common stock on The Nasdaq Stock Market will be changed from "ODIS" to "EXLN."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     OBJECT DESIGN, INC.


Date:    January 31, 2000                   By      /s/ Lacey P. Brandt
                                               ---------------------------------
                                                Name:   Lacey P. Brandt
                                                Title:   Chief Financial Officer